Supplement dated December 23, 2008, to the current Class A, B and C Shares Prospectus

Under the heading “Additional Investor Services”, under the subheading “Retirement Plans”, the second paragraph is amended and restated:

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and
require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7)
account assets to another 403(b)(7) contract or account. In addition, effective January 1, 2009, the funds will no longer accept salary deferrals into
403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

John Hancock Current Interest Supplement dated December 23, 2008, to the current Statement of Additional Information

In the section “Additional Services and Programs”, the following subsection is amended and restated:

Section 403(b)(7) Accounts:

Section 403(b)(7) of the Internal Revenue Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations imposed certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b)
(the “replacing account”) under the same employer plan (a “Section 403(b)
Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to these Regulations:

1)	The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b)
Plan; and

2)	The funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3)	The funds require certain signed disclosure documentation in the event:

	·	You established a John Hancock custodial 403(b)(7) account
with a fund prior to September 24, 2007; and

	·	You direct the fund on or after September 25, 2007 to
exchange or transfer some or all of your John Hancock
custodial 403(b)(7) account assets to another 403(b)
contract or account (i.e., where the exchanged account is
with the fund).

4)	Effective January 1, 2009, the funds will no longer accept salary deferrals into 405(b)(7) accounts.

In the event that the fund does not receive the required documentation, and you nonetheless direct the fund to proceed with the transfer, the transfer may be treated as a taxable transaction.